Exhibit 99.1

PennyMac Mortgage Investment Trust Prices

Private Placement of $200 Million of Exchangeable Senior Notes

WESTLAKE VILLAGE, Calif. – May 21, 2024 – PennyMac Mortgage Investment Trust (NYSE: PMT) (“PMT” or the “Company”) today announced the pricing of a private offering by its indirect wholly-owned subsidiary, PennyMac Corp. (“PMC”), of $200 million aggregate principal amount of its Exchangeable Senior Notes due 2029 (the “Notes”). The initial purchasers have a 13-day option to purchase up to an additional $30 million aggregate principal amount of Notes from PMC. The Notes will be offered only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to Rule 144A under the Securities Act. Settlement of the offering is subject to customary closing conditions and is expected to occur on May 24, 2024.

The Notes will bear interest at a rate of 8.50% per year, payable semiannually. The Notes will be fully and unconditionally guaranteed by PMT. Upon exchange, PMC will pay cash up to the aggregate principal amount of the Notes to be exchanged and pay or deliver, as the case may be, cash, PMT’s common shares of beneficial interest (“Common Shares”) or a combination thereof, at PMC’s election, in respect of the remainder, if any, of its exchange obligation in excess of the aggregate principal amount of the Notes being exchanged. The exchange rate will initially equal 63.3332 Common Shares per $1,000 principal amount of Notes, which is equivalent to an initial exchange price of approximately $15.79 per Common Share. The initial exchange price is approximately 15% above the $13.73 per Common Share closing price of PMT’s Common Shares on the New York Stock Exchange on May 21, 2024. The Notes will be PMC’s senior unsecured obligations and will rank equally with all of its present and future senior unsecured debt and senior to any future subordinated debt. The Notes will mature on June 1, 2029 unless repurchased or exchanged in accordance with their terms prior to such date.

The net proceeds from the offering are intended to be used to fund PMT’s business and investment activities, which may include: the acquisition of mortgage servicing rights, government-sponsored enterprise credit risk transfer securities and other mortgage-related securities; funding PMT’s correspondent lending business, including the purchase of Agency-eligible residential mortgage loans; repayment of other indebtedness, which may include the repurchase or repayment of a portion of PMC’s 5.50% exchangeable senior notes due 2024 or 5.50% exchangeable senior notes due 2026, or secured financing; and for other general business purposes.

Neither the Notes nor the Common Shares issuable upon exchange of the Notes will be registered under the Securities Act. Neither the Notes nor the Common Shares issuable upon exchange of the Notes may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. It is issued pursuant to Rule 135c under the Securities Act.

About PennyMac Mortgage Investment Trust

PennyMac Mortgage Investment Trust is a mortgage real estate investment trust (REIT) that invests primarily in residential mortgage loans and mortgage-related assets. PMT is externally managed by PNMAC Capital Management, LLC (“PNMAC”), a wholly-owned subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI) (“PFSI”).

Media	Investors
Lauren Padilla	Kevin Chamberlain
mediarelations@pennymac.com	Isaac Garden
805.225.8224	investorrelations@pennymac.com
818.224.7028

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Forward-looking statements are generally identifiable by use of forward-looking terminology like “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “continue,” “plan” or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. Examples of forward-looking statements include: (i) projections of the Company’s revenues, income, earnings per share, capital structure or other financial items; (ii) descriptions of the Company’s plans or objectives for future operations, products or services; (iii) forecasts of the Company’s future economic performance, interest rates, profit margins and the Company’s share of future markets; and (iv) descriptions of assumptions underlying or relating to any of the foregoing expectations regarding the timing of generating any revenues. The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in the forward-looking statements. There are a number of factors, many of which are beyond the Company’s control, that could cause actual results to differ significantly from its expectations. Some of these factors are discussed below. Factors that could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in interest rates and other macroeconomic conditions; the Company’s ability to comply with various federal, state and local laws and regulations that govern the Company’s business; changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; changes in real estate values, housing prices and housing sales; the degree and nature of the Company’s competition; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire loans, and the

Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the Company’s dependence on PFSI, PNMAC and PennyMac Loan Services, LLC (“PLS”), potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at PFSI, PNMAC and PLS, and their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s substantial amount of debt; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; the Company’s exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as the COVID-19 pandemic; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and income; the Company’s ability to maintain appropriate internal control over financial reporting; technology failures, cybersecurity risks and incidents, and the Company’s ability to mitigate cybersecurity risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; changes in the Company’s credit risk transfer arrangements and agreements; developments in the secondary markets for the Company’s loan products; legislative and regulatory changes that impact the loan industry or housing market; changes in regulations that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies or such changes that increase the cost of doing business with such entities; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; the Company’s ability to effectively identify, manage and hedge the Company’s credit, interest rate, prepayment, liquidity and climate risks; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of

1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. These factors are not necessarily all of the important factors that could cause the Company’s actual results and performance to differ materially from those expressed in or implied by any of the Company’s forward-looking statements. Other unknown or unpredictable factors also could adversely affect the Company’s actual results and performance. Consequently, there can be no assurance that the results or performance anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.